                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)          May 1, 1996
                                                         ----------------------



   Garden State Newspapers, Inc.
  -----------------------------------------------------------------------------

  (Exact name of registrant as specified in its charter)



            Delaware                                            22-2675173
  -----------------------------------------------------------------------------
  (State or other jurisdiction      (Commission                  (Employer
     of incorporation)              File Number)            Identification No.)



  1560 Broadway, Suite 1450, Denver, CO                        80202
  -----------------------------------------------------------------------------
  (Address of principal executive offices)                    (Zip Code)



  Registrant's telephone number, including area code         (303) 837-0886
                                                     --------------------------


                                   No Change
  -----------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 2.     Acquisitions or Dispositions of Assets

On May 1, 1996, Garden State Investments, Inc., a wholly owned subsidiary of Garden State Newspapers, Inc. (the "Registrant"), sold the common stock of The Johnstown Tribune Publishing Company, publisher of the Johnstown Tribune-Democrat, to American Publishing (1991), Inc. ("American Publishing") in exchange for $32.6 million in cash and substantially all the assets used in the publication of the following daily and weekly newspapers:


  ===========================================================================================================
          Newspaper Location                   Daily Publication                   Weekly Publication
  ===========================================================================================================
  Bridgeton, New Jersey               Bridgeton  Evening  News             None
  -----------------------------------------------------------------------------------------------------------
  Fort Morgan, Colorado               Fort  Morgan  Times                  Morgan  Times  Review(a)
  -----------------------------------------------------------------------------------------------------------
  Sterling, Colorado                  Journal-Advocate                     J. A.  Shopper(a)
  -----------------------------------------------------------------------------------------------------------
  Lamar, Colorado                     Lamar  Daily  News                   Tri-State  Trader(a)
  -----------------------------------------------------------------------------------------------------------
  Millville, New Jersey               Millville  News                      Millville  Shopper  News(a)
  -----------------------------------------------------------------------------------------------------------
  Sidney, Nebraska                    Sidney  Telegraph                    High  Plains  Shopping  Guide(a)
  -----------------------------------------------------------------------------------------------------------
  North Adams, Massachusetts          The  Transcript                      The  Transcript  Spotlight(a)
  -----------------------------------------------------------------------------------------------------------
  Akron, Colorado                     None                                 Akron  News  Reporter(b)
  -----------------------------------------------------------------------------------------------------------
  Brush, Colorado                     None                                 Brush  News-Tribune(b)
  -----------------------------------------------------------------------------------------------------------
  Julesburg, Colorado                 None                                 Julesburg  Advocate(b)
  ===========================================================================================================

(a) Free Weekly Distribution
(b) Paid Weekly Distribution


The Registrant also assumed non-compete and other long-term obligations with a discounted value of approximately $1.0 million in association with the acquisition of the newspapers listed above. All the assets and the liabilities assumed have been recorded at their estimated fair market values at the date of the acquisition.

Immediately after the above described acquisition, the Registrant contributed all of the newly acquired assets and liabilities of the Sidney, Nebraska; and the Akron, Brush, Fort Morgan, Julesburg, Lamar and Sterling, Colorado daily and weekly newspapers to a newly formed corporation, Eastern Colorado Publishing Company ("Eastern Colorado"). The common stock of Eastern Colorado was then sold to The Denver Post Corporation, an affiliate of the Registrant, for approximately $15.6 million, including the assumption of $0.2 million of discounted non-compete covenants and other long-term obligations (The Denver Post Corporation is a 60 percent owned subsidiary of Affiliated Newspapers Investments, Inc., parent company of the Registrant). No gain or loss was realized on the sale of the Eastern Colorado common stock. The sale price of the Eastern Colorado common stock was deemed to be fair based on an independent appraisal of the transaction.

Proceeds from the sale of The Johnstown Tribune Publishing Company and Eastern Colorado were used to prepay certain debt obligations of the Registrant and its subsidiaries as follows: (1) $4.6 million was prepaid to holders of the Registrant's Senior Secured Notes; (2) $21.3 million was prepaid against borrowings under the NJN Investments, Inc., a subsidiary of the Registrant, revolver, representing 100 percent of the amount outstanding; (3) $7.5 million was prepaid against a bank term loan, representing amounts due through September, 1996; and (4) the remaining amount of approximately $13.6 million was prepaid against the Registrant's revolving credit agreement.

The description of the purchase and sale transactions set forth herein are qualified in their entirety by the provisions of the purchase and sales agreements which are attached hereto as exhibits.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

 (a)             Financial Statements of Businesses Acquired

                          Not Applicable Due to Size.

 (b)             Unaudited Pro Forma Financial Information

                          Unaudited pro forma financial information has been presented for the disposition of The Johnstown Tribune Publishing Company common stock beginning at page 5 of this report. The acquisition of the newspapers listed above did not require the presentation of pro forma financial information as required by Form 8-K. Accordingly, the acquisition transaction has been omitted from the unaudited pro forma financial information.

 (c)             Exhibits

                 2.1 Agreement dated April 29, 1996 by and among American Publishing (1991) Inc., Berksire Newspapers, Inc., Evening News Company, Sidney Publication Company, Sterling Publishing Company and Garden State Investments, Inc.

                 2.2 Agreement dated April 30, 1996 by and among Garden State Investments, Inc. and The Denver Post Corporation for the sale/purchase of the capital stock of Eastern Colorado Publishing Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GARDEN STATE NEWSPAPERS, INC.


Date:  May 15, 1996                  By:   /s/ Joseph J. Lodovic, IV
                                         --------------------------------------
                                               Joseph J. Lodovic, IV
                                               Executive Vice President,
                                               Chief Financial Officer

                         GARDEN STATE NEWSPAPERS, INC.
                   UNAUDITED PRO FORMA FINANCIAL INFORMATION



The accompanying unaudited pro forma balance sheet as of March 31, 1996, gives effect to the sale of the common stock of The Johnstown Tribune Publishing Company, publisher of the Johnstown Tribune-Democrat, as if this transaction had occurred on July 1, 1995.

The accompanying unaudited pro forma consolidated statements of operations for the nine months ended March 31, 1996 and the year ended June 30, 1995, give effect to the sale of the common stock of The Johnstown Tribune Publishing Company, publisher of the Johnstown Tribune-Democrat, herein referred to as the "Johnstown Sale," as if the Johnstown Sale had occurred on July 1, 1995 and July 1, 1994, respectively.

These pro forma statements are not necessarily indicative of the future operations or of the consolidated results of operations had the Johnstown Sale actually taken place on July 1, 1995 or July 1, 1994. The unaudited pro forma financial information should be read in conjunction with the Company's historical financial statements and notes thereto appearing in the Company's Form 10-K and 10-Q for the periods ending June 30, 1995 and March 31, 1996, respectively.

                 GARDEN STATE NEWSPAPERS, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                                 March 31, 1996
                             (Amounts in Thousands)

                          ASSETS                              As       Pro Forma
                                                           Reported  Adjustments                 Pro Forma
                                                           --------  -----------                 ---------
 CURRENT ASSETS
   Cash and cash equivalents . . . . . . . . . . . . .    $  1,485     $  1,672    (a),(c)        $  3,105
   Accounts receivable, less allowance
    for doubtful accounts  . . . . . . . . . . . . . .      27,183       (1,321)   (a)              25,862
   Inventories of newsprint and supplies . . . . . . .       6,641         (401)   (a)               6,240
   Prepaid expenses and other assets . . . . . . . . .       6,239       (1,793)   (a)               4,446
                                                          --------     --------                   --------
       TOTAL CURRENT ASSETS  . . . . . . . . . . . . .      41,548       (1,843)                    39,705
 PROPERTY, PLANT AND EQUIPMENT
   Land  . . . . . . . . . . . . . . . . . . . . . . .       5,296         (128)   (a),(d)           5,168
   Buildings and improvements  . . . . . . . . . . . .      34,189       (1,593)   (a),(d)          32,596
   Machinery and equipment . . . . . . . . . . . . . .      90,634       (5,793)   (a),(d)          84,841
                                                          --------     --------                   --------
       Total Property, Plant and Equipment . . . . . .     130,119       (7,514)                   122,605
   Less accumulated depreciation and amortization  . .     (52,238)       5,181    (a)             (47,057)
                                                          --------     --------                   --------
       Net Property, Plant and Equipment . . . . . . .      77,881       (2,333)                    75,548
 OTHER ASSETS
   Investment in partnership   . . . . . . . . . . . .       6,122          --                       6,122
   Subscriber accounts, net of accumulated
    amortization . . . . . . . . . . . . . . . . . . .      47,143       (1,646)   (a)              45,497
   Excess of cost over fair value of net assets
 acquired,                                                 101,613      (31,597)   (a)              70,016
    net of accumulated amortization  . . . . . . . . .
   Covenants net of compete and other identifiable           4,703          --                       4,703
    intangible assets, not to accumulated amortization       3,244       (1,805)   (a)               1,439
                                                          --------     --------                   --------
   Other . . . . . . . . . . . . . . . . . . . . . . .     162,825      (35,048)                   127,777
                                                           -------     --------                    -------
       TOTAL OTHER ASSETS  . . . . . . . . . . . . . .    $282,254     $(39,224)                  $243,030
                                                          ========     ========                   ========
 TOTAL ASSETS  . . . . . . . . . . . . . . . . . . . .



           See notes to unaudited pro forma financial information.

                 GARDEN STATE NEWSPAPERS, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                                 March 31, 1996
                                 (In Thousands)

                                                                        As            Pro Forma
                                                                      Reported      Adjustments            Pro Forma
                                                                      --------      -----------            ---------
              LIABILITIES AND SHAREHOLDERS' DEFICIT
 CURRENT LIABILITIES
   Trade accounts payable  . . . . . . . . . . . . . . . . . .      $    6,483         $  (144)   (a)     $   6,339
   Accrued liabilities . . . . . . . . . . . . . . . . . . . .          13,407            (705)   (a)        12,702
   Unearned income . . . . . . . . . . . . . . . . . . . . . .           7,375          (1,017)   (a)         6,358
   Income taxes  . . . . . . . . . . . . . . . . . . . . . . .             578              --                  578
   Current portion of long-term debt and
     capital lease obligation  . . . . . . . . . . . . . . . .          21,266         (12,600)   (b)         8,666
                                                                     ---------        --------            ---------
       TOTAL CURRENT LIABILITIES . . . . . . . . . . . . . . .          49,109         (14,466)              34,643
 LONG-TERM DEBT AND CAPITAL LEASE
  OBLIGATION . . . . . . . . . . . . . . . . . . . . . . . . .         238,704         (34,300)   (b)       204,404
 OTHER LIABILITIES . . . . . . . . . . . . . . . . . . . . . .           8,898            (920)   (a)         7,978
 DEFERRED INCOME TAXES . . . . . . . . . . . . . . . . . . . .          13,579          (2,685)   (a)        10,894
 SHAREHOLDERS' DEFICIT
   Common stock  . . . . . . . . . . . . . . . . . . . . . . .               1             --                     1
   Additional paid in capital  . . . . . . . . . . . . . . . .          78,570             --                78,570
   Deficit   . . . . . . . . . . . . . . . . . . . . . . . . .        (106,607)         13,147    (a)       (93,460)
                                                                      --------        --------            ---------
     TOTAL SHAREHOLDERS' DEFICIT . . . . . . . . . . . . . . .         (28,036)         13,147              (14,889)
                                                                      --------        --------            ---------

 TOTAL LIABILITIES AND SHAREHOLDERS'
     DEFICIT . . . . . . . . . . . . . . . . . . . . . . . . .        $282,254        $(39,224)            $243,030
                                                                      ========        ========             ========


            See notes to unaudited pro forma financial information.

                 GARDEN STATE NEWSPAPERS, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                        Nine Months Ended March 31, 1996
                                 (In Thousands)




                                                              As          Pro Forma
                                                           Reported     Adjustments               Pro Forma
                                                           --------     -----------               ---------
 OPERATING REVENUES                                       $180,937        $(13,387)   (a)        $ 167,550

 COST AND EXPENSES
   Cost of sales . . . . . . . . . . . . . . . . . .        73,211          (4,608)   (a)           68,603
   Selling, general, and administrative  . . . . . .        75,237          (4,086)   (a)           71,151
   Depreciation and amortization . . . . . . . . . .        15,180          (1,946)   (a)           13,234
   Interest expense  . . . . . . . . . . . . . . . .        20,576          (2,533)   (b)           18,043
     Other, (net)  . . . . . . . . . . . . . . . . .         2,869              34    (a)            2,903
                                                          --------        --------                --------
       TOTAL COST AND EXPENSES . . . . . . . . . . .       187,073         (13,139)                173,934
                                                           -------         -------                 -------
 LOSS BEFORE INCOME
   TAXES . . . . . . . . . . . . . . . . . . . . . .        (6,136)            248                  (6,384)
 INCOME TAX BENEFIT (EXPENSE)  . . . . . . . . . . .           152            (223)   (a)              (71)
                                                          --------         -------                --------
 NET LOSS  . . . . . . . . . . . . . . . . . . . . .       $(5,984)        $   471                 $(6,455)
                                                           =======         =======                 =======



           See notes to unaudited pro forma financial information.

                 GARDEN STATE NEWSPAPERS, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                            Year Ended June 30, 1995
                                 (In Thousands)




                                                              As          Pro Forma
                                                           Reported     Adjustments               Pro Forma
                                                           --------     -----------               ---------
 OPERATING REVENUES                                       $213,045        $(17,419)   (a)         $195,626

 COST AND EXPENSES
   Cost of sales . . . . . . . . . . . . . . . . . .        79,098          (5,719)   (a)           73,379
   Selling, general, and administrative  . . . . . .        90,513          (5,525)   (a)           84,988
   Depreciation and amortization . . . . . . . . . .        18,710          (2,596)   (a)           16,114
   Interest expense  . . . . . . . . . . . . . . . .        25,806          (2,547)   (c)           23,259
     Other, (net)  . . . . . . . . . . . . . . . . .         2,387             132    (a)            2,519
                                                         ---------       ---------               ---------
       TOTAL COST AND EXPENSES . . . . . . . . . . .       216,514         (16,255)                200,259

 GAIN ON SALE OF NEWSPAPER PROPERTY  . . . . . . . .         4,153             -                     4,153
                                                         ---------      ----------               ---------
 INCOME (LOSS) BEFORE INCOME TAXES . . . . . . . . .           684          (1,164)                   (480)
 INCOME TAX BENEFIT (EXPENSE)  . . . . . . . . . . .           364            (344)   (a)               20
                                                         ---------       ---------              ----------
 NET INCOME (LOSS) . . . . . . . . . . . . . . . . .     $   1,048       $  (1,508)              $    (460)
                                                         =========       =========               =========




           See notes to unaudited pro forma financial information.

                         GARDEN STATES NEWSPAPERS, INC.
               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

NOTE 1:  UNAUDITED PRO FORMA BALANCE SHEETS

                 (a) To eliminate assets and liabilities of The Johnstown Tribune Publishing Company as of March 31, 1995, to reflect the Johnstown Sale.

                 (b) Apply net cash proceeds of approximately $46.9 million to the reduction of current and long-term debt.

                 (c) Increase cash to reflect the reduction in interest expense as a result of paying down long-term debt, net of cash expenses associated with the Johnstown Sale.

                 (d) Record preliminary estimate of fair value of long-term assets received as consideration in the Johnstown Sale.


NOTE 2:  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                 (a) To eliminate revenues and expenses directly associated with the operations of The Johnstown Tribune Publishing Company.

                 (b) To reduce interest expense to reflect the use of the proceeds from the Johnstown Sale to reduce the Company's long-term debt. The interest reduction does not reflect nine months of interest savings on the full pay down as $21.5 million was borrowed on August 31, 1995 and $11.0 million was borrowed on March 10, 1996 in conjunction with the New England Newspapers and San Mateo acquisitions, respectively. If the Johnstown Sale had occurred on July 1, 1995, proceeds from the sale which were not used to pay debt or acquire additional newspapers would have been invested in short-term financial instruments, the effect of which is not reflected in the pro forma adjustments.

                 (c) To reduce interest expense to reflect the use of the proceeds from the Johnstown Sale to reduce the Company's long-term debt. The reduction in interest expense in fiscal year-end June 30, 1995, was limited because $21.1 million of the amounts repaid in conjunction with the Johnstown Sale were not borrowed during fiscal year-end 1995. The Company's remaining debt could not be repaid without substantial penalties or renegotiations with the note holders.
                         If the Johnstown Sale had occurred on July 1, 1994, proceeds from the sale which were not used to pay down debt of approximately $17.3 million would have been invested in short-term financial instruments, the effect of which is not reflected in the pro forma adjustments.